UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 12, 2016

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina		28210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As Piedmont Natural Gas Company, Inc. (Piedmont) has previously disclosed, Georgia Natural Gas Company (GNGC) exercised its option under the Second Amended and Restated Limited Liability Company Agreement of SouthStar Energy Services LLC (SouthStar) between Piedmont Energy Company, a wholly-owned subsidiary of Piedmont (PEC) and GNGC dated as of September 1, 2013 (LLC Agreement) to purchase PEC’s entire 15% interest in SouthStar for Market Value, subject to the consummation of the transactions contemplated under the Agreement and Plan of Merger among Piedmont, Duke Energy Corporation and Forest Subsidiary, Inc. dated as of October 24, 2015 (Merger Agreement).

On February 12, 2016, PEC and GNGC executed a letter agreement pursuant to which they agreed to be bound by the terms set forth in the accompanying term sheet concerning GNGC's proposed purchase of PEC's interest in SouthStar (the Purchase). Pursuant to the letter agreement, GNGC agrees to pay $160 million cash for PEC’s 15% interest in SouthStar, subject to the consummation of the merger under the Merger Agreement. Among other things, the letter agreement provides for non-solicitation of certain SouthStar employees by PEC, its parent company and their affiliates for a specified time following the Purchase, PEC’s release of its option under the LLC Agreement to purchase the C&I Customer retail business, and a non-compete by PEC, its parent company and their affiliates in the Retail Territory (as defined in the letter agreement) for a specified time following the Purchase. The letter agreement provides that the parties shall execute a definitive agreement memorializing the Purchase, which shall be subject to, among other things, the satisfaction of customary closing conditions and obtaining regulatory approvals or consents necessary to consummate the Purchase, including without limitation approval by the Georgia Public Service Commission.

Capitalized terms used herein but not otherwise defined herein shall have the meaning(s) ascribed to them in the LLC Agreement. The foregoing summary of the letter agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the letter agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Letter Agreement between Georgia Natural Gas Company and Piedmont
Energy Company dated February 12, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

February 18, 2016	By:	Karl W. Newlin

Name: Karl W. Newlin
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement between Georgia Natural Gas Company and Piedmont Energy Company dated February 12, 2016